

AmeraMex
INTERNATIONAL

Corporate Presentation
February 2021

Forward Looking Statement

This presentation contains forward-looking statements. All statements other than statements of historical facts included in this presentation are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," “expand,” "anticipate," “attain,” "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Investors are encouraged to review AmeraMex International, Inc.'s ("AmeraMex," the "Company," "we," "us," or "our") filings with the Securities and Exchange Commission (the "SEC"). Investors should not place any undue reliance on forward-looking statements as they involve known and unknown uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, except as may be required by law, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

You should read carefully our "Cautionary Note Regarding Forward-Looking Statements" in our Annual Report on Form 10-K for the period ended December 31, 2019 that has been filed with the SEC to better understand the factors that may affect our results of operations and financial condition.


AmeraMex International

AMERAMEX
at a glance

Headquarters:
Chico, CA

Founded:
1989

Ticker:
AMMX

Shares Outstanding:
15.1 Million

Float:
6.11 Million

Year End:
December 31


We provide heavy equipment to high growth industries .

HAMRE EQUIPMENT

- Bulldozers
- Loaders
- Backhoes
- Excavators
- Forklifts
- Rock trucks
- Log loaders
- Crushers
- Graders and Rollers
- Wheel loaders
- Trucks and Trailers
- Container handlers





HAMRE HEAVY HAUL AND SERVICES

A complete maintenance organization

- Large parts inventory
- Equipment refurbishing/rebuilding services
- Transportation services
- Licensed fleet with permits in 48 states and 3 Canadian provinces





Revenue Drivers

AFRICA RESOURCE RICH

- Recently added V.P. of African Affairs
- Working relationships with several African governments

CENTRAL AMERICAN PROJECTS

- Building a new refinery to replace old dead refinery in El Salvador
- Brush clearing in Panama for banana plantations

THE CONSTRUCTION INDUSTRY

- New, private construction makes up 20 percent of AmeraMex's revenue
- The Company expects this to expand to 40 percent by 2025

LONG TERM LEASES

- Leasing of heavy equipment to U.S. government agencies. Most of these are five-year contracts
- By the fourth year, the machines are paid for and expected to sell for approximately 80 percent of their retail price

INTERNATIONAL SALES

- Refurbished port equipment is the largest producer of international revenue
- International sales are on the rise

U.S. SALES

- Demand for heavy equipment has increased significantly
- West Coast ports must consistently replace equipment to meet changing EPA and state-imposed regulations

LOGISTICS SUPPORT MARKET

The loading and unloading of ships, trucks, and trains

462[1]
U.S. marine cargo handling operators

15.3%[2]
U.S. Imports as a percentage of GDP

$4.1 Trillion[3]
Total value of U.S. trade in goods worldwide

EPA
Regulations and distribution centers



Sources: 1. US Stevedoring & Marine Cargo handlers IBS World, 11/2020, 2. Statista | U.S. imports, as a percentage of GDP 1990-2018, 3. Statista | Total Value of U.S. Trade in Goods, 11/2020

HEAVY CONSTRUCTION

Heavy Construction

$90.4 Billion

The global heavy construction market is expected to reach $90.4 Billion by 2025 at a **CAGR of 5.4%**, according to a report by Grand View Research, Inc.[4]

Increased investment of infrastructure will be a major factor in driving market growth.



Source: 4. Heavy Construction Equipment Market Will Reach $90.4 Billion By 2025 | Grand View Research, 1/2018

FORESTRY CONSERVATION

Forests

Preventing forest fires by removing dead trees and underbrush, and thinning trees to maintain a sustainable forest.

Commercial Farms

Fast removal and mulching of old plant stock and underbrush between harvests.

Potential

Difficult to ascertain as forestry conservation is a giant market, but ASV Holdings targets tree and underbrush removal. **The Company has sold $2 million worth of equipment in the last nine months and expects sales of over $3 million in 2021.**



AMERAMEX IS IN A NICHE MARKET

AmeraMex is the only public company that doesn't manufacture but sells and leases both new and refurbished equipment.

- Specializes in selling new heavy equipment as a dealer for large manufacturers. Profit margin, 6-10%

- A purchaser of used heavy equipment for refurbishment and resale to U.S. and international companies. Profit margins ranging from 10-30+%

- Rental and leasing of new and refurbished equipment. Leased equipment typically expected to be resold for 80% of market price.


Other companies
AMERAMEX
Other companies
Other companies

Growth Strategy



EXPANSION OF NEW EQUIPMENT

- Penetrate existing customer base and expand into new markets
- Adding new lines of equipment to penetrate new high-growth markets and equipment that complement those already sold, e.g., cranes for ports which complement container handlers



SALES AND MARKETING

- Looking to attain additional sales personnel
- The Company wants to focus this personnel on Central America to expand their international and territorial reach



MERGER/ACQUISITION

- AmeraMex has identified a handful of potential merger/acquisition candidates
- An adequate merger/acquisition would expand territorial reach for sales and service
- The Company is also interested in acquiring small rental equipment companies for this same purpose

Growth Drivers

Demand for

- Leased or rented equipment
- Refurbished equipment – U.S. and international.

Increase Product lines

Promote market expansion

Expansion

Through merger or acquisition


HYUNDAI
K LINE
OOCL
APL

INCOME STATEMENT

	Nine Months Ended September 30 (unaudited)	
	2020	2019
Revenues:		
Sales of Equipment and Other Revenues	$ 7,106,628	$ 9,395,942
Rentals and Leases	1,994,938	1,823,219
Total revenue	**9,101,566**	**11,219,161**
Cost of revenues and operating expenses:		
Cost of revenues	7,418,541	8,754,208
Operating Expenses	1,485,656	1,096,328
Operating income	**197,369**	**1,368,625**
Net income (Loss)	**(508,469)**	**255,040**

BALANCE SHEET

	30-Sep-20	31-Dec-19
	($)	($)
	(unaudited)	(audited)
Total assets	**14,279,557**	**11,449,410**
Total liabilities	**12,614,466**	**9,299,650**
SHAREHOLDERS' EQUITY:		
Common Stock, $0.001 par value, 1,000,000,000 shares authorized, 755,415,879 and 753,415,879 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	755,416	753,416
Additional paid-in capital	20,802,887	20,781,087
Treasury stocks	(28)	(28)
Accumulated Deficit	(19,893,212)	(19,384,743)
Total shareholders' equity (deficit)	**1,665,091**	**2,149,760**
Total liabilities and shareholders' equity (deficit)	**14,279,557**	**11,449,410**



Lee Hamre

CEO and Chairman

Lee Hamre, President and CEO of AmeraMex International, also serves as chairman of the Company's board. He has 30 plus years of experience in the heavy equipment and heavy haul business. During his business career, Hamre has held positions in sales and sales management, branch operations, and as a successful business owner and entrepreneur. Hamre served in the United States Navy Reserves for six years and earned a BA in Business Communications from California State College, Chico.



Hope Stone

CFO

Hope Stone joined AmeraMex as Chief Financial Officer in June 2018. Throughout her over 20-year career in accounting, auditing and financial planning, Ms. Stone has established a reputation for building world-class teams and for aligning financial and business metrics to support business strategy and high-growth. Prior to joining us, Ms. Stone held CFO/Controller roles with DigitalPath, Inc. and Moana Nursery and she also worked in the insurance practice at ISU Stetson-Beemer. Ms. Stone holds a BS in Finance from Tennessee Baptist College and an MBA from the University of Devonshire.



Marty Tullio

Outside Director

Ms. Tullio has twenty years of senior management experience in the areas of investor relations and financial communications. She works alongside senior management in a variety of industries to successfully develop and implement sustainable IR programs.

Tullio holds an Investor Relations Certificate, University of California, Irvine and a BA in Architectural Design.



Mike Maloney

Outside Director

Mike Maloney was the Director of Public Safety, Education and Training for Butte College located in Oroville, California. Prior to that, after a 32-year career in law enforcement, he retired as Chief of Police of Chico, California.

Maloney has an Associate Degree in Social Science from Butte College, a BA in Management from St. Mary's College and has completed graduate work in Business Management at the University of Virginia.



Jeff Morris

Outside Director

J. Jeffery Morris is the President of Global Finance Group located in Newport Beach, California. He has been in the commercial leasing/finance industry since 1974.

Prior to joining Global Finance Group, Morris started Crocker Capital in 1992. Currently the company has four offices and forty employees. Annual lease invoices financed was in excess of $100 million by 1998. Morris has merged portions of the Crocker operations into Global Vantage, Ltd., to expand financial services to international customers.



Brian Hamre

Outside Director

Brian Hamre is currently the Regional Sales Manager (Northern California and Northern Nevada) with Ritchie Brothers Auctioneers, which specializes in the acquisition and auction of heavy equipment. He has over 32 years of sales and marketing management experience in the heavy equipment industry.

Prior to joining Ritchie Brothers, Hamre worked with AmeraMex International, dba Hamre Equipment, for 22 years. Hamre attended California State University, Chico, California .


AmeraMex International

AmeraMex International, Inc.

3930 Esplanade
Chico, CA 95973
United States Of America
949.632.1900
www.ammx.net

Thank you!